UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 17, 2011

Century Next Financial Corporation
(Exact name of registrant as specified in its charter)

Louisiana	000-54133	27-2851432
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 North Vienna Street, Ruston, Louisiana	71270
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 255-3733

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    5.07         Submission of Matters to a Vote of Security Holders

(a)           An Annual Meeting of Shareholders (the “Annual Meeting”) of Century Next Financial Corporation (the "Company") was held on May 17, 2011.

(b)           There were 1,058,000 shares of common stock of the Company eligible to be voted at the Annual Meeting and 866,055 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.           Election of directors for a three year term.

	FOR	WITHHELD	BROKER NON-VOTES
Benjamin L. Denny	700,096	--	165,959
Dan E. O’Neal, III	700,096	--	165,959

2.           To adopt the Company’s 2011 Stock Option Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
668,916	18,080	100	178,959

3.           To adopt the Company’s 2011 Recognition and Retention Plan and Trust Agreement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
667,096	18,000	2,000	178,959

4.	To ratify the appointment of Heard McElroy & Vestal, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
850,955	15,000	100

Each of the nominees was elected as director and the proposals to adopt the 2011 Stock Option Plan and 2011 Recognition and Retention Plan and Trust Agreement and to appoint the Company’s independent registered public accounting firm were adopted by the shareholders of the Company at the Annual Meeting.

(c)           Not applicable

Item 7.01            Regulation FD Disclosure

On May 17, 2011, the Company issued a press release announcing the results of the Annual Meeting held on May 17, 2011, and commencement of stock purchases to fund the Company's 2011 Recognition and Retention Plan.

For additional information, reference is made to the Company's press release dated May 17, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

ITEM 9.01         Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press release, dated May 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: May 17, 2011	By:	/s/Benjamin L. Denny
Benjamin L. Denny
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated May 17, 2011